                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             MANSUR INDUSTRIES INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                             MANSUR INDUSTRIES INC.

                             8305 N.W. 27TH STREET
                                   SUITE 107
                              MIAMI, FLORIDA 33122

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON JUNE   , 2000

                             ---------------------

To our Shareholders:

     Our 2000 annual meeting of shareholders will be held at                 ,
Miami, Florida, on                 , June   , 2000, beginning at 10:00 a.m.
local time. At the meeting, shareholders will act on the following matters:

          1. Election of five directors, each for a term of one year;

          2. Consideration of a proposal to approve and ratify the amendment of our 1996 Executive Incentive Compensation Plan to increase the number of shares of common stock reserved for issuance pursuant to grants of awards under such plan from 475,000 shares to 750,000 shares;

          3. Consideration of a proposal to amend Article I of our Articles of Incorporation to change our name to "SystemOne Technologies Inc."; and

          4. Any other matters that properly come before the meeting.

     Shareholders of record at the close of business on June 8, 2000 are entitled to vote at the meeting or any postponement or adjournment.

                                   By Order of the Board of Directors

                                   Pierre G. Mansur
                                   Chairman of the Board and President

Miami, Florida
June   , 2000

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                      2000 ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                             MANSUR INDUSTRIES INC.
                             ---------------------

                                PROXY STATEMENT

                             ---------------------

     This proxy statement contains information related to our annual meeting of
shareholders to be held on                , June   , 2000, beginning at 10:00
a.m. local time, at                , Miami, Florida, and at any adjournments or
postponements.

                               ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At the annual meeting, shareholders will act upon the matters outlined in the accompanying notice of meeting, including the election of directors, approval and ratification of an amendment to our 1996 Executive Incentive Compensation Plan and the amendment of our Articles of Incorporation to change our name to SystemOne Technologies Inc. In addition, our management will report on the performance of the Company during 1999 and respond to questions from shareholders.

WHO IS ENTITLED TO VOTE?

     Only shareholders of record at the close of business on the record date, June 8, 2000, are entitled to receive notice of the annual meeting and to vote the shares of common stock and Series B, Series C and Series D convertible preferred stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted upon. Each outstanding share of Series B, Series C and Series D preferred stock entitles its holder to cast 18.18 votes on each matter to be voted upon.

WHO CAN ATTEND THE MEETING?

     All shareholders as of the record date, or their duly appointed proxies, may attend. Please note that if you hold shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date.

WHAT CONSTITUTES A QUORUM?

     The presence at the meeting, in person or by proxy, of the holders of a majority of all of the shares of common stock and Series B, Series C and Series D convertible preferred stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 4,742,923 shares of our common stock held by approximately [41] shareholders of record, 53,122 shares of Series B convertible preferred stock held by four holders of record, 70,947 shares of Series C convertible preferred stock held by one holder of record and 20,000 shares of Series D convertible preferred stock held by three holders of record were issued and outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting but will not be counted as votes cast "for" or "against" any given matter.

     If less than a majority of outstanding shares entitled to vote are represented at the meeting, a majority of the shares present at the meeting may adjourn the meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

HOW DO I VOTE?

     If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered shareholder and you attend the meeting, you may deliver your completed proxy card in person. "Street name" shareholders who wish to vote at the meeting will need to obtain a proxy from the institution that holds their shares.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board of Directors. The recommendation of the Board is set forth with the description of each item in this proxy statement. In summary, the Board recommends a vote:

        - for the election of the nominated slate of directors (see pages 6 to 7);

        - for the proposal to approve and ratify the amendment of our 1996 Executive Incentive Compensation Plan to increase the number of shares of common stock reserved for issuance pursuant to grants of awards under such plan from 475,000 shares to 750,000 shares (see pages 13 to 17);

        - for the proposal to amend our Articles of Incorporation to change our name to SystemOne Technologies Inc. (see pages 17 to 18).

     The Board does not know of any other matters that may be brought before the meeting nor does it foresee or have reason to believe that the proxy holders will have to vote for substitute or alternate board nominees. In the event that any other matter should properly come before the meeting or any nominee is not available for election, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in accordance with their best judgment.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     Election of Directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Shareholders do not have the right to cumulate their votes for directors.

     Other Items. For each other item, the affirmative vote of a majority of the votes represented by shares of common stock and Series B and Series C convertible preferred stock present (either in person or by proxy) and voting will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

     If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

WHO PAYS FOR THE PREPARATION OF THE PROXY?

     We will pay the cost of preparing, assembling and mailing the proxy statement, notice of meeting and enclosed proxy card. In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies and we may reimburse such persons for their expenses incurred in connection with these activities.

     The approximate date that this Proxy Statement and the enclosed form of
proxy are first being sent to shareholders is June   , 2000. You should review
this information in conjunction with our 2000 Annual Report to Shareholders, which accompanies this proxy statement. Our principal executive offices are located at 8305 N.W. 27th Street, Suite 107, Miami, Florida 33122, and our telephone number is (305) 593-8015. A list of shareholders entitled to vote at the Annual Meeting will be available at our offices for a period of ten days prior to the meeting and at the meeting itself for examination by any shareholder.

                                STOCK OWNERSHIP

WHO ARE THE LARGEST OWNERS OF OUR STOCK?

     The following table shows the amount of securities beneficially owned by
(a) each of our directors, (b) each of our executive officers named in the Summary Compensation Table below, (c) all of our directors and executive officers as a group and (d) each person known by us to beneficially own more than 5% of any class of our outstanding securities. Unless otherwise provided, the address of each holder listed under the heading "Common Stock" is c/o Mansur Industries Inc., 8305 N.W. 27th Street, Suite 107, Miami, Florida 33122. The address of each holder listed under the heading "Series B Convertible Preferred Stock" stock (including for purposes of its holdings under the heading "Series D Convertible Preferred Stock") is c/o Sanders Morris Harris, 3100 Chase Tower, 600 Travis Street, Suite 3100, Houston, Texas 77002. Additionally, the address of holder of the Series C convertible preferred stock (including for purposes of its holdings under the heading "Series D Convertible Preferred Stock") is 450 Park Avenue, Suite 2302, New York, New York 10022.

     As of May 2, 2000, (i) each share of Series B convertible preferred stock is convertible into approximately 18.18 shares of common stock or an aggregate of 965,757 shares of common stock representing approximately 16.9% of the outstanding shares of common stock, (ii) each share of Series C convertible preferred stock is convertible into approximately 18.18 shares of common stock or an aggregate of 1,289,816 shares of common stock representing approximately 21.3% of the outstanding shares of common stock and (iii) each share of Series D convertible preferred stock is convertible into 18.18 shares of common stock or an aggregate of 363,636 shares of common stock representing approximately 7.1% of the outstanding shares of common stock.

                                    AGGREGATE                              TOTAL NUMBER
                                 NUMBER OF SHARES                       OF SHARES OF CLASS   PERCENTAGE OF SHARES
                                   BENEFICIALLY     ACQUIRABLE WITHIN   BENEFICIALLY OWNED            OF
NAME                                OWNED (A)        60 DAYS(1) (B)     (COLUMNS (A)+(B))     CLASS OUTSTANDING
----                             ----------------   -----------------   ------------------   --------------------
COMMON STOCK
Pierre G. Mansur(10)...........     2,000,000              54,985           2,054,985                42.8%
Paul I. Mansur.................            --              43,963              43,963                   *
Richard P. Smith(2)............         1,000              18,282              19,282                   *
Paul A. Biddelman(3)...........            --                  --                  --                  --
Kenneth C. Leung(4)............            --                  --                  --                  --
Ronald J. Korn.................         1,000               1,167               2,167                   *
All directors and executive
  officers as a group (6
  persons).....................     2,002,000             118,397           2,120,397                43.6%
CONVERTIBLE NOTES DUE 2003
Oppenheimer Funds, Inc.(5).....            --             265,629(6)          265,629                26.7%
The Commingled Pension Trust
  Fund (Multi-Market Special
  Investment Fund II) of Morgan
  Guaranty Trust Company of New
  York.........................            --             278,911(5)          278,911                28.0%
SERIES B CONVERTIBLE PREFERRED
  STOCK
Environmental Opportunities
  Fund II (Institutional),
  L.P.(10).....................        25,053                  --              25,053                47.2%
Environmental Opportunities
  Fund II, L.P.(10)............         6,820                  --               6,820                12.8%
Environmental Opportunities
  Fund, L.P.(10)...............        18,901                  --              18,901                35.5%
Environmental Opportunities
  Fund (Cayman), L.P.(10)......         2,348                  --               2,348                 4.5%
SERIES C CONVERTIBLE PREFERRED
  STOCK
Hanseatic Americas LDC(10).....        70,947                  --              70,947               100.0%
SERIES D CONVERTIBLE PREFERRED
  STOCK
Environmental Opportunities
  Fund II (Institutional),
  L.P.(7)(10)..................         7,860                  --               7,860                39.3%
Environmental Opportunities
  Fund II, L.P.(8)(10).........         2,140                  --               2,140                10.7%
Hanseatic Americas LDC(9)(10)..        10,000                  --              10,000                50.0%

---------------

  * Represents less than 1% of the outstanding stock of the class.
(1) Reflects the number of shares that could be purchased by the holder by exercise of options granted under our stock option plans or exercise of warrants at June 8, 2000 or within 60 days thereafter.
(2) Mr. Smith held the position of Vice President and Chief Financial Officer through April 30, 2000.
(3) Does not include shares of common stock issuable upon conversion of Series C and Series D convertible preferred stock, or upon exercise of warrants, held by Hanseatic Americas LDC, a Bahamian limited duration company in which the sole managing member is Hansabel Partners LLC, in which the sole managing member is Hanseatic Corporation, for which Mr. Biddelman serves as an executive officer. Mr. Biddelman does not have voting or investment power with respect to such shares.
(4) Does not include shares of common stock issuable upon conversion of Series B and Series D convertible preferred stock, or upon exercise of warrants, held by Environmental Opportunities Fund, L.P. or Environmental Opportunities Fund II, L.P., for which Mr. Leung serves as Chief Investment Officer. Mr. Leung does not have voting or investment power with respect to such shares.
(5) The address of the Oppenheimer Funds, Inc. is Two World Trade Center, 34th Floor, New York, New York 10048-0203.
(6) Shares issuable upon conversion of 8 1/4% Subordinated Convertible Notes due 2003. Includes cumulative interest dividends as of December 31, 1999.
(7) Does not include warrants to purchase 142,909 shares of common stock purchased simultaneously with the Series D convertible preferred stock which are currently exercisable or exercisable by Environmental Opportunities Fund II (Institutional), L.P. within 60 days of June 8, 2000. Upon exercise of all of its common stock warrants and conversion of all of its shares of Series B convertible preferred stock and Series D convertible preferred stock, Environmental Opportunities Fund II (Institutional), L.P. would hold approximately 15.6% of our common stock.
(8) Does not include warrants to purchase 38,909 shares of common stock purchased simultaneously with the Series D convertible preferred stock which are currently exercisable or exercisable by Environmental Opportunities Fund II, L.P. within 60 days of June 8, 2000. Upon exercise of all of its common stock warrants and conversion of all of its shares of Series B convertible preferred stock and Series D convertible preferred stock, Environmental Opportunities Fund II, L.P. would hold approximately 4.2% of our common stock.
(9) Does not include warrants to purchase 181,818 shares of common stock purchased simultaneously with the Series D convertible preferred stock which are currently exercisable or exercisable by Hanseatic Americas LDC within 60 days of June 8, 2000. Upon exercise of all of its common stock warrants and conversion of all of its shares of Series C convertible preferred stock and Series D convertible preferred stock, Hanseatic Americas LDC would hold approximately 25.9% of our common stock.
(10) Does not reflect additional shares subject to shared voting power pursuant to the shareholders agreement described below.

     To our knowledge, based solely on a review of the copies of filings furnished to us and written or oral representations that no other reports were required, we believe that all of our directors and executive officers complied during 1999 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     Our Articles of Incorporation provide that the number of directors constituting the Board of Directors shall be at least one, with the exact number of directors to be fixed from time to time in the manner provided in our Bylaws. Our Bylaws provide that the number of directors shall be fixed from time to time by resolution of the Board of Directors. The Board has fixed the number of directors at five. Each director elected at the annual meeting will serve a one-year term.

     We have nominated each of Pierre G. Mansur, Paul I. Mansur, Ronald J. Korn, Paul A. Biddelman and Kenneth C. Leung to be elected as a director at the annual meeting. Messers. Biddelman and Leung were appointed to our board on May 29, 2000. In connection with our recent sale of shares of Series D convertible preferred stock and warrants to purchase our common stock, we entered into a shareholders agreement pursuant to which we have agreed to nominate each of Paul
A. Biddelman and Kenneth C. Leung to serve as directors to fill the vacancies left by each of Dr. Jan Hedberg and Mr. Joseph E. Jack, who have determined not to stand for re-election. Finally, if we do not meet certain target results of operations during the third quarter of 2000, either (i) one of our independent directors must resign or (ii) the Board of Directors will be expanded by two. The holders of the Series D convertible preferred stock will then be entitled to nominate one or more individuals for any resulting vacancies on our board.

     Pursuant to the shareholders agreement, in the event that the persons nominated to be elected as directors designees have not been elected or appointed as directors prior to June 30, 2000, the holders of the Series D convertible preferred stock have the right to require us to expand our board to consist of nine persons, four of whom shall be nominated by the holders of the Series D convertible preferred stock. The shareholders agreement further requires: (i) the appointment of executive, audit and finance and compensation committees of the board, with the mandate of each committee subject to approval by the directors nominated by the holders of the Series D convertible preferred stock; (ii) for such directors nominated by the holders of the Series D convertible preferred stock serve on each committee; and (iii) for a majority of the members of each committee to consist of independent directors.

     Such provisions of the shareholders agreement remain in effect until: (i) early conversion of the Series D convertible preferred stock, Series B convertible preferred stock and Series C convertible preferred stock, in accordance with their terms, affecting 50% or more of the shares owned by the holders of such stock (the "Preferred Shareholders") on the date such conversion occurs or (ii)(x) the holders of our preferred stock beneficially own less than 50% of the shares owned by them on the date of issuance of the Series D convertiable preferred stock and (y) such shares entitle the holders to cast votes totaling less than 20% of all votes cast by our shareholders.

     The shareholders agreement also provides for specified additional actions during a period expiring on the earliest of any of the actions described in clauses (i), (ii)(x) or (ii)(y) in the preceding paragraph. During this time period, in the event we fail to achieve certain results during the third quarter of 2000, the holders of the Series D convertible preferred stock may elect to require us to obtain the immediate resignation of an independent director from the board. If that does not occur, the board shall be expanded by two, with all vacancies to be filled by nominees of the holders of the Series D convertible preferred stock. In addition, during this time period, certain decisions to be made by the board, including authorization of any merger plan or similar transaction or material acquisition, the issuance of certain securities or the employment of senior management, require concurrence of the directors designated by the holders of the Series D convertible preferred stock.

     The Board of Directors has no reason to believe that any nominee will refuse or be unable to serve if elected. However, if any of them should become unavailable to serve as director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominees designated by the Board.

     The directors standing for election are:

     PIERRE MANSUR is our founder and has served as our Chairman of the Board and President since November 1990. From June 1973 to August 1990, Mr. Mansur served as President of Mansur Industries Inc., a privately held New York corporation that operated a professional race engine machine shop. Mr. Mansur has over twenty years of advanced automotive and machinery operations experience including developing innovative automotive machine shop applications; designing, manufacturing, customizing, modifying and retooling high performance engines and component parts; developing state of the art automotive and powerboat race engines which have consistently achieved world championship status; and providing consulting services and publishing articles with respect to automotive technical research data. Mr. Mansur has conducted extensive research and development projects for several companies, including testing and evaluating engine parts and equipment for Direct Connection, a high performance racing division of the Chrysler Corporation; researching and developing specialized engine piston rings and coatings for Seal Power Corporation; researching high-tech plastic polymers for internal combustion engines for ICI Americas; and designing and developing specialized high performance engine oil pan applications. Pierre Mansur is the brother of Paul I. Mansur, our Chief Executive Officer and a member of our Board of Directors. Pierre Mansur is a graduate of the City University of New York.

     PAUL MANSUR has served as our Chief Executive Officer and a member of our Board of Directors since September 1993. From September 1986 to July 1993, Mr. Mansur served as Chief Executive Officer of Atlantic Entertainment Inc., a privately held regional retail chain of video superstores. From March 1981 to September 1986, Mr. Mansur served as the Chief Executive Officer and President of Ameritrade Corporation, a privately held international distributor of factory direct duty free products. From June 1972 to March 1981, Mr. Mansur held various finance and operation positions, including Assistant Vice President Finance and Operations for Mott's USA, Inc., a division of American Brands. Paul Mansur is the brother of Pierre G. Mansur, our Chairman of the Board and President. Paul Mansur is a graduate of the City University of New York.

     RONALD KORN has served as a member of our Board of Directors since June 1998. Since July 1991, Mr. Korn has served as President of Ronald Korn Consulting, a business consulting firm, and as Chairman of the Board of Carole Korn Interiors, Inc., an interior design firm. From 1961 to 1991, Mr. Korn was a partner with the certified public accounting firm of KPMG Peat Marwick, including six years in which Mr. Korn served as Managing Partner of KPMG Peat Marwick's Miami, Florida office. Since October 1991, Mr. Korn has served as a director and Chairman of the Compensation and Audit Committee of the Board of Directors of Engle Homes, Inc., a company whose common stock is traded on the Nasdaq National Market. From 1996 to August 1998, Mr. Korn served as a director of Magicworks Entertainment Incorporated, a company whose common stock was traded on the American Stock Exchange, and from December 1995 to December, 1997, Mr. Korn served as a director of Vacation Break U.S.A., Inc., a company whose common stock was traded on the Nasdaq National Market.

     PAUL A. BIDDELMAN is President of Hanseatic Corporation, a private investment company. Mr. Biddelman joined Hanseatic early in 1992 from a merchant banking boutique, which he co-founded in 1991. Prior to that and since 1982 he was a Managing Director in Corporate Finance at Drexel Burnham Lambert Incorporated where he was active primarily in financing middle-market industrial companies with equity and mezzanine securities. His responsibilities included the administration of the firm's merchant banking portfolio. Mr. Biddelmam also worked in corporate finance at Kuhn, Loeb & Co./Lehman Brothers from 1975 to 1979, and at Oppenheimer & Co. from 1979 to 1982. He received an MBA from the Harvard Business School in 1975 where he was a Baker Scholar, a JD from Columbia Law School in 1970, and a BS from Lehigh University in 1967. Mr. Biddelman practiced corporate and securities law at the New York firm of Wilkie Farr & Gallagher from 1970 to 1973. He serves on the board of directors of Celadon Group, Inc., Insituform Technologies, Inc., Premier Parks, Inc., and Star Gas LLC (the general partner of Star Gas L.P.).

     KENNETH CH'UAN-K'AI LEUNG is a Managing Director and heads the Corporate Finance Department of Sanders Morris Harris in New York City and is the Chief Investment Officer of Environmental Opportunities Funds I and II. Prior to joining Sanders Morris Harris in 1995, Mr. Leung was a Managing Director at Smith Barney from 1978 to 1994. He has been an Institutional Investor "All Star" analyst for twenty-one years and has been involved in many of the major environmental service investment banking transactions over the last sixteen years. Mr. Leung was a Vice President at F. Eberstadt & Co. from 1974 to 1978 and an Assistant Treasurer at Chemical Bank from 1967 to 1974. Mr. Leung holds an MBA in Finance from Columbia

University and a BA in History from Fordham College. He serves on the Board of Directors of Zahren Alternative Power Corp., Capital Environmental Resource Inc., Avista Resources, Inc., Synagro Technologies, Inc. Northstar Passenger Services Ltd., and U.S. Plastic Lumber Corporation.

HOW ARE DIRECTORS COMPENSATED?

     Compensation. No director receives any fee for attendance at meetings of the Board of Directors or committees thereof, although members of the Board of Directors do receive reimbursement for actual travel-related expenses incurred in connection with their attendance at meetings of the Board of Directors. Directors who are also employed by us do not receive additional compensation for their services as directors.

     Options. Directors are eligible to receive options under our 1996 Executive Incentive Compensation Plan. This plan provides for an automatic grant of an option to purchase 3,500 shares of our common stock upon a person's election as a non-employee director, as well as an automatic annual grant of an option to purchase 3,500 shares of common stock on the day we issue our earnings release for the prior fiscal year.

HOW OFTEN DID THE BOARD MEET DURING 1998?

     Our Board of Directors met four times during 1999. Each director attended more than 75% of the total number of meetings of the Board and committees on which he served.

WHAT COMMITTEES HAS THE BOARD ESTABLISHED?

     The Board of Directors has a standing Audit Committee, Compensation Committee and Executive Committee. We do not have a nominating or similar committee. Our Board of Directors performs the functions of a nominating or similar committee.

     Messrs. Biddelman, Leung (commencing with their appointment to our board on May 29, 2000) and Korn are the current members of our Audit Committee. During 1999, the Audit Committee consisted of Messrs. Korn, Hedberg and Jack. The Audit Committee held two meetings during 1999. The duties and responsibilities of the Audit Committee include (a) recommending to the Board the appointment of our auditors and any termination of engagement, (b) reviewing the plan and scope of audits, (c) reviewing our significant accounting policies and internal controls and (d) having general responsibility for all related auditing matters.

     Messrs. Biddelman, Leung (commencing with their appointment to our board on May 29, 2000) and Korn are the current members of our Compensation Committee, which committee held no meetings during 1999. During 1999, Dr. Hedberg and Pierre Mansur also served as members of our Compensation Committee. The Compensation Committee reviews and approves the compensation of our executive officers and administers our stock option plan.

     In May 2000, the Board of Directors formed the Executive Committee. As provided by the Board, the Executive Committee is authorized to perform all functions which may be lawfully delegated to it by the Board of Directors, including, without limitation, authority to approve any and all issuances by us of equity or debt securities, strategic acquisitions and alliances and other strategic matters. The Executive Committee is comprised of Messrs. Biddelman, Leung and Paul Mansur. The Executive Committee held no meetings during the year ended December 31, 1999.

                                   MANAGEMENT

EXECUTIVE OFFICERS

     Our executive officers are elected annually by the Board of Directors and serve at the discretion of the Board of Directors. Pierre G. Mansur and Paul I. Mansur serve both on our Board of Directors and as executive officers. "Proposal 1- Election of Directors" above, discusses their business experience. We do not have any other executive officers.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth, for the years ended December 31, 1999, 1998 and 1997, the aggregate compensation awarded to, earned by or paid to Pierre G. Mansur, our Chairman and President, Paul I. Mansur, our Chief Executive Officer, and Richard P. Smith, our former Chief Financial Officer (collectively known as the "named executive officers"). None of our other officers earned compensation in excess of $100,000 during 1999. We did not grant any restricted stock awards or stock appreciation rights or make any long-term incentive plan payouts during these three fiscal years.

                                                                                        LONG TERM
                                                                                       COMPENSATION
                                                    ANNUAL COMPENSATION                ------------
                                         ------------------------------------------     SECURITIES
                                                                       OTHER ANNUAL     UNDERLYING
NAME AND PRINCIPAL POSITION              YEAR    SALARY      BONUS     COMPENSATION    OPTIONS/SARS
---------------------------              ----   --------    --------   ------------    ------------
Pierre G. Mansur.......................  1999   $150,000    $150,000     $  8,040(1)      22,115
  Chairman and President                 1998   $130,000          --     $  8,040(1)       9,231
                                         1997   $120,000          --     $  6,605(1)      41,460
Paul I. Mansur.........................  1999   $150,000          --     $  5,099(1)      22,115
Chief Executive Officer                  1998   $130,000          --     $  5,099(1)       9,231
                                         1997   $120,000          --     $  5,099(1)      30,438
Richard P. Smith.......................  1999   $125,000(2)       --     $  4,800(1)      13,568
Vice President and Chief                 1998   $115,000          --     $  4,800(1)       5,641
Financial Officer                        1997   $110,000          --     $  4,800(1)          --

---------------

(1) Automobile allowance paid by the Company.
(2) Mr. Smith held the position of Vice President and Chief Financial Officer through April 30, 2000.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

     We had entered into a two year employment agreement with an automatic one-year extension with Pierre Mansur, our Chairman of the Board and President, which agreement terminates in September 2000. Pursuant to the terms of the employment agreement, during the three years following the termination of his employment, Mr. Mansur is prohibited from disclosing any confidential information, including without limitation, information regarding our patents, research and development, manufacturing process or knowledge or information with respect to our confidential trade secrets. In addition, Mr. Mansur is prohibited from, directly or indirectly, engaging in any business in substantial competition with us or any of our affiliates and from becoming an officer, director or employee of any corporation, partnership or any other business in substantial competition with us or any of our affiliates for three years following such termination.

     We also entered into a two year employment agreement with an automatic one-year extension with Paul Mansur, the Company's Chief Executive Officer, which agreement terminates in September 2000. As with Mr. Pierre Mansur's employment agreement, for a period of three years following his termination of employment, Mr. Paul Mansur is prohibited from disclosing any confidential information, including without limitation, information regarding our patents, research and development, manufacturing process or knowledge or information with respect to our confidential trade secrets. The employment agreement also provides that Mr. Mansur is prohibited from, directly or indirectly, engaging in any business in substantial competition with us or any of our affiliates and from becoming an officer, director or employee of any corporation, partnership or any other business in substantial competition with us or any of our affiliates during the three years following such termination.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Pierre G. Mansur, our Chairman of the Board and President, participated in deliberations of the Compensation Committee of our Board of Directors concerning executive compensation during 1999. Mr. Mansur was compensated in accordance with his employment agreement, which agreement was approved by our Board of Directors.

INCENTIVE PLAN

     We adopted the 1996 Executive Incentive Compensation Plan in September 1996 in connection with our initial public offering of common stock. The purpose of this plan is to advance our interests by providing additional incentive in attracting, motivating and retaining the participants in the plan, qualified executives and other employees, officers, directors and independent contractors, by enabling these participants to acquire or increase a proprietary interest in us in order to strengthen the mutuality of interests between participants and our shareholders, and providing participants with annual and long term performance incentives to expend their maximum efforts in the creation of shareholder value. The plan provides for grants of stock options, stock appreciation rights, restricted stock, deferred stock, other stock-related awards and performance or annual incentive awards that may be settled in cash, stock or other property. The plan was approved by our shareholders in June 1997 as part of our 1997 Annual Meeting of Shareholders. An aggregate of 475,000 shares of our common stock have been reserved for issuance to participants under
the Plan. As of           , 2000, options to purchase an aggregate of
               shares of common stock were issued under the Incentive Plan. For a detailed discussion of the plan refer to Proposal 2 of this proxy statement.

OPTION/SAR GRANT TABLE

     The table below sets forth the following information with respect to options granted to the named executive officers during 1999 and the potential realizable value of such option grants:

     - the number of shares of common stock underlying options granted during the year;

     - the percentage that such options represent of all options granted to employees during the year;

     - the exercise price; and

     - the expiration date.

                                                                    INDIVIDUAL GRANTS
                                                 -------------------------------------------------------
                                                                 PERCENT OF
                                                  NUMBER OF        TOTAL
                                                  SECURITIES    OPTIONS/SARS
                                                  UNDERLYING     GRANTED TO
                                                 OPTIONS/SARS   EMPLOYEES IN     EXERCISE     EXPIRATION
NAME                                               GRANTED      FISCAL YEAR    PRICE ($/SH)      DATE
----                                             ------------   ------------   ------------   ----------
Pierre G. Mansur...............................     22,115          10.5%        $8.8125        3/1/06
  Chairman of the Board and President
Paul I. Mansur.................................     22,115          10.5%        $8.8125        3/1/06
  Chief Executive Officer
Richard P. Smith(1)............................     13,568           6.4%        $8.8125        3/1/06
  Vice President and Chief Financial Officer

---------------

(1) Mr. Smith held the position of Vice President and Chief Financial Officer through April 30, 2000.

AGGREGATED FISCAL YEAR-END OPTION VALUE TABLE

     The following table sets forth certain information concerning unexercised stock options held by our named executive officers as of December 31, 1999. No stock options were exercised by the named executive officers during 1998. No stock appreciation rights have been granted or are outstanding.

                                                          NUMBER OF SECURITIES
                                                               UNDERLYING             VALUE OF UNEXERCISED IN THE
                                                           UNEXERCISED OPTIONS               MONEY OPTIONS
                                SHARES                        AT FY-END (#)                  AT FY-END(1)
                              ACQUIRED ON    VALUE     ---------------------------   -----------------------------
NAME                          EXERCISE(#)   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE     UNEXERCISABLE
----                          -----------   --------   -----------   -------------   -----------     -------------
Pierre G. Mansur............       0           $0        54,985         17,821                (2)              (2)
Paul I. Mansur..............       0           $0        43,963         26,142                (2)              (2)
Richard P. Smith(3).........       0           $0        18,282         17,821                (2)              (2)

---------------

(1) The closing price of the common stock as reported on the Nasdaq SmallCap Market on December 31, 1999 was $5.125.
(2) The option exercise price exceeds $5.125 and accordingly, such options are "underwater."
(3) Mr. Smith held the position of Vice President and Chief Financial Officer through April 30, 2000.

                              CERTAIN TRANSACTIONS

COMMON STOCK OWNERSHIP

     In connection with the organization of our company in November 1990, we issued 2,000,000 shares of common stock to Mr. Pierre Mansur in exchange for the assignment to us of (i) certain ongoing research and development and rights to any related patents and patents pending, and (ii) real estate and equipment valued at $52,000.

CONSULTING AGREEMENT AND SERVICES

     In November 1994, we entered into a two-year consulting agreement with Environmental Technologies BVI Limited. Pursuant to the consulting agreement, Environmental Technologies agreed to advise us, consult with us, introduce us to third parties and generally assist our efforts to explore new manufacturing and marketing arrangements. In exchange for these services, we agreed to pay to Environmental Technologies certain fees in connection with the sale of certain equipment, services, license rights, royalty rights, manufacturing rights, marketing rights or our entrance into a partnership or joint venture arrangement or consummation of a merger. Environmental Technologies did not receive any commissions pursuant to the consulting agreement. In December 1995, we issued Environmental Technologies 10,000 shares of common stock in exchange for its services and to secure its agreement to terminate the consulting agreement and any and all of its associated rights. Dr. Jan Hedberg, owns 50% and serves as the managing director of Environmental Technologies.

     Dr. Jan Hedberg and Joseph E. Jack have, from time to time, rendered consulting services to us in connection with financing, marketing and technical matters. In April 1996, Messrs. Hedberg and Jack were each issued 10,000 shares of our common stock, valued at $3.50 per share, in exchange for previous consulting services.

NOTE PAYABLE TO CHIEF EXECUTIVE OFFICER

     Pursuant to a revolving line of credit dated June 1, 1990, Mr. Paul Mansur made a series of advances ranging from $5,000 to $30,000, totaling an aggregate of $150,000, to us between June 1, 1990 and May 31, 1996. Under the terms of the line of credit, interest accrued at a rate of 6% in 1994, 1995 and the five month period ended May 31, 1996. On December 31, 1994, we paid Mr. Paul Mansur $34,814 and on December 31, 1995, we paid him an additional $12,000, in satisfaction of interest owed with respect to this debt. The note evidencing the debt had a maturity date of December 31, 1995, which maturity date was extended to

December 31, 1996. On May 31, 1996, we paid Mr. Paul Mansur $150,000 in satisfaction of the outstanding principal balance of and $5,000 in satisfaction of the interest owed with respect to this debt.

CONVERTIBLE NOTES

     In connection with our issuance of an aggregate of $1,012,500 in principal amount of convertible notes in June 1996, we issued promissory notes in the principal amount of $101,250 to each of (1) Environmental Technologies BVI Limited, a consulting firm of which Dr. Jan Hedberg is Managing Director, and
(2) Joseph E. Jack, one of our directors. Upon consummation of our initial public offering in September 1996, each of these convertible notes was converted into 15,000 shares of our common stock. Environmental Technologies BVI Limited and Mr. Jack acquired the convertible notes on the same terms as other unaffiliated investors.

     In February 1998, we completed a private placement of $17 million aggregate principal amount of 8 1/4% Subordinated Convertible Notes Due 2003. The Notes are convertible into our common stock at a conversion price equal to $17.00 per share.

SALE OF PREFERRED STOCK

     In May 1999, we issued an aggregate of 50,500 shares of Series B convertible preferred stock, par value $1.00 per share, to Environmental Opportunities Fund, L.P. and Environmental Opportunities Fund II, L.P. for an aggregate purchase price of $5.0 million.

     In August 1999, we issued an aggregate of 69,000 shares of Series C convertible preferred stock, par value $1.00 per share, to Hanseatic Americas LDC for an aggregate purchase price of $7.0 million.

     In May 2000, we issued an aggregate of 20,000 shares of Series D convertible preferred stock, par value $1.00 per share, and warrants to purchase an aggregate of 363,636 shares of common stock to the holders of our Series B and Series C convertible preferred stock for an aggregate purchase price of $2.0 million.

              PROPOSAL 2 -- APPROVAL AND RATIFICATION OF AMENDMENT
         TO THE 1996 EXECUTIVE INCENTIVE COMPENSATION PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE PURSUANT TO GRANTS
        OF AWARDS UNDER SUCH PLAN FROM 475,000 SHARES TO 750,000 SHARES

WHAT IS THE PURPOSE OF THE INCENTIVE PLAN?

     An integral part of our compensation philosophy is to provide incentives to our employees to remain with us and to improve individual, as well as our company performance. The incentive plan was adopted in order to allow us to provide such incentives to our employees. The incentive plan provides for grants of stock options, stock appreciation rights (known as SARs), restricted stock, deferred stock, other stock-related awards and performance or annual incentive awards, collectively referred to as Awards, that may be settled in cash, stock or other property. The incentive plan was intended to supplement our pre-existing stock option plans.

HOW MANY SHARES OF COMMON STOCK ARE CURRENTLY RESERVED FOR ISSUANCE UNDER THE INCENTIVE PLAN?

     A total of 475,000 shares of common stock are currently reserved for issuance upon the exercise of Awards granted under the incentive plan. As of
June 8, 2000, Awards to purchase an aggregate of                shares of common
stock have been granted and are outstanding under the incentive plan.

WHO IS ENTITLED TO RECEIVE GRANTS OF AWARDS UNDER THE INCENTIVE PLAN?

     Our officers, directors, employees and independent contractors and the officers, directors and employees and independent contractors of our subsidiaries are eligible to receive grants of Awards under the incentive plan.

WHO ADMINISTERS THE INCENTIVE PLAN?

     The incentive plan is administered by the Compensation Committee of our Board of Directors, or in the absence thereof, the Board of Directors. The Compensation Committee is authorized to select eligible persons to receive Awards, determine the type and number of Awards to be granted and the number of shares of common stock to which Awards will relate, specify times at which Awards will be exercisable or settable (including performance conditions that may be required as a condition thereof), set other terms and conditions of Awards, prescribe forms of Award agreements, interpret and specify rules and regulations relating to the incentive plan, and make all other determinations that may be necessary or advisable for the administration of the incentive plan. Each member of the Compensation Committee is a "non-employee director" as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and an "outsider director" for purposes of Section 162(m) of the Code.

WHAT TYPES OF AWARDS MAY BE GRANTED UNDER THE INCENTIVE PLAN?

     The Compensation Committee is authorized to grant the following types of Awards under the incentive plan:

     - Stock Options and SARs. Stock options, including both incentive stock options, known as ISOs and which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and SARs entitling the participant to receive the amount by which the fair market value of a share of common stock on the date of exercise exceeds the grant price of the SAR, may be granted by the Compensation Committee under the incentive plan. The exercise price per share of common stock subject to an option and the grant price of an SAR are determined by the Compensation Committee, but in the case of an ISO may not be less than the fair market value of our common stock on the date of grant. Unless otherwise determined by the Compensation Committee, the fair market value of common stock as of any given date shall be the closing sales price per share of common stock as reported on the Nasdaq SmallCap Market on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported. The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options or SARs at or following termination of employment generally are fixed by the Compensation Committee, except that no option or SAR may have a term exceeding ten years. Options may be exercised by payment of the exercise price in cash, shares that have been held for at least 6 months, outstanding Awards or other property having a fair market value equal to the exercise price, as the Compensation Committee may determine from time to time. Methods of exercise and settlement and other terms of the SARs are determined by the Compensation Committee.

     - Restricted and Deferred Stock Restricted stock is a grant of shares of common stock which may not be sold or disposed of, and which may be forfeited in the event of certain terminations of employment, prior to the end of a restricted period specified by the Compensation Committee. A participant granted restricted stock generally has all of the rights of a shareholder, unless otherwise determined by the Compensation Committee. An Award of deferred stock confers upon a participant the right to receive shares of common stock at the end of a specified deferral period, subject to possible forfeiture of the Award in the event of certain terminations of employment prior to the end of a specified restricted period. Prior to settlement, an Award of deferred stock carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below. As of the date hereof, no Awards of restricted stock or deferred stock have been granted under the incentive plan.

     - Dividend Equivalents. The Compensation Committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of common stock, other Awards or other property equal in value to dividends paid on a specific number of shares of common stock or other periodic payments. Dividend equivalents may be granted alone or in connection with another Award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of common stock, Awards or otherwise as specified by the Compensation Committee. As of the date hereof, no Awards of dividend equivalents have been granted under the incentive plan.

     - Bonus Stock and Awards in Lieu of Cash Obligations. The Compensation Committee is authorized to grant shares of common stock as a bonus free of restrictions, or to grant shares of common stock or other Awards in lieu of our obligations to pay cash under the incentive plan or other plans or compensatory arrangements, subject to such terms as the Compensation Committee may determine. As of the date hereof, no such Awards have been granted under the incentive plan.

     - Other Stock-Based Awards. The Compensation Committee is authorized to grant Awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of common stock. Such Awards might include convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of common stock, purchase rights for shares of common stock, Awards with value and payment contingent upon our performance or any other factors designated by the Compensation Committee, and Awards valued by reference to the book value of shares of common stock or the value of securities of or the performance of specified subsidiaries or business units. The Compensation Committee determines the terms and conditions of such Awards. As of the date hereof, no such Awards have been granted under the incentive plan.

HOW ARE AWARDS EXERCISED?

     Awards may be settled in the form of cash, shares of common stock, other Awards or other property, in the discretion of the Compensation Committee. The Compensation Committee may require or permit participants to defer the settlement of all or part of an Award in accordance with the terms and conditions the Compensation Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. Additionally, the Compensation Committee may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any shares of common stock or other property to be distributed will be withheld (or previously acquired shares of common stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations.

     Awards granted under the incentive plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant's death, except that the Compensation Committee may, in its discretion, permit transfers for estate planning or other purposes subject to any applicable restrictions under Rule 16b-3.

UNDER WHAT CIRCUMSTANCES MAY AWARDS BE GRANTED OR EXERCISED?

     The right of a participant to exercise or receive a grant or settlement of an Award, and the timing thereof, may be subject to performance conditions (including subjective individual goals) specified by the Compensation Committee. In addition, the Incentive Plan authorizes specific annual incentive Awards, which represent a conditional right to receive cash, shares of common stock or other Awards upon achievement of certain preestablished performance goals and subjective individual goals during a specified fiscal year. The Compensation Committee will determine performance Award and annual incentive Award terms, including the required levels of performance with respect to specified business criteria, the corresponding amounts payable upon achievement of such levels of performance, termination and forfeiture provisions and the form of settlement.

     The Compensation Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any Award, and such accelerated exercisability, lapse, expiration and if so provided in the Award agreement, vesting shall occur automatically in the case of a "change in control" of the Company, as defined in the incentive plan. In addition, the Compensation Committee may provide in an Award agreement that the performance goals relating to any performance based Award will be deemed to have been met upon the occurrence of any "change in control." Upon the occurrence of a change in control, if provided in the applicable Award agreement, stock options and limited SARs may be cashed out based on a defined "change in control price," which will be the higher of (i) the cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any reorganization, merger, consolidation, liquidation, dissolution or sale of substantially all assets of our company, or (ii) the highest fair market value per share (generally based on market prices) at any time during the 60 days before and 60 days after a change in control. For purposes of the incentive plan, the term "change in control" generally means (a) approval by shareholders of any reorganization, merger or consolidation or other transaction or series of transactions if persons who were shareholders immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power of the reorganized, merged or consolidated company's then outstanding, voting securities, or a liquidation or dissolution of our company or the sale of all or substantially all of our assets (unless the reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned), or (b) a change in the composition of the Board such that the persons constituting the current Board, and subsequent directors approved by the current Board (or approved by such subsequent directors), cease to constitute at least a majority of the Board.

WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES TO US AND TO PLAN PARTICIPANTS OF GRANTS OF STOCK OPTIONS?

     In general, the grant of an option will create no tax consequences for the participant or us. A participant will not have taxable income upon exercising an ISO (except that the alternative minimum tax may apply). Upon exercising an option other than an ISO, the participant must generally recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and non-forfeitable shares of common stock acquired on the date of exercise.

     Upon a disposition of shares of common stock acquired upon exercise of an ISO before the end of the applicable ISO holding periods, the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the shares of common stock at the date of exercise of the ISO minus the exercise price, or (ii) the amount realized upon the disposition of the ISO shares of common stock minus the exercise price. Otherwise, a participant's disposition of shares of common stock acquired upon the exercise of an option (including an ISO for which the ISO holding periods are met) generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant's tax basis in such shares of common stock (the tax basis generally being the exercise price plus any amount previously recognized as ordinary income in connection with the exercise of the option).

     In general, we will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with an option. We are not entitled to a tax deduction relating to amounts that represent a capital gain to a participant. Accordingly, we will not be entitled to any tax deduction with respect to an ISO if the participant holds the shares of common stock for the ISO holding periods prior to disposition of the shares.

     The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Code, which generally disallows a public company's tax deduction for compensation to covered employees in excess of $1 million in any tax year beginning on or after January 1, 1994. Compensation that qualifies as "performance-based compensation" is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. As discussed above, we intend that options and certain other Awards granted to employees whom the Compensation Committee expects to be covered employees at the time a deduction arises in connection with such Awards, qualify as such "performance-based compensation," so that such Awards will not be subject to the
Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect our ability to ensure that options or other Awards under the incentive plan will qualify as "performance-based compensation" that is fully deductible by us under Section 162(m).

     The foregoing discussion, which is general in nature and is not intended to be a complete description of the federal income tax consequences of the incentive plan, is intended for the information of shareholders and not as tax guidance to participants in the incentive plan. This discussion does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws. Participants in the incentive plan should consult a tax advisor as to the tax consequences of participation.

     A copy of the entire text of the incentive plan, containing the proposed amendment, is provided herewith as Annex A to this proxy statement.

PRIOR GRANTS OF OPTIONS

     As of June 8, 2000, options to purchase an aggregate of 625,101 shares of common stock had been granted under the incentive plan. The following table indicates certain information as of June 8, 2000 regarding options which have been granted under the incentive plan to the following persons and groups:

                                                 NUMBER OF SHARES    EXERCISE PRICE
NAME AND POSITION                               SUBJECT TO OPTIONS     PER SHARE      VALUE OF OPTIONS(1)
-----------------                               ------------------   --------------   -------------------
Pierre G. Mansur..............................        98,338         $  6.75-$19.50                (2)
  Chairman of the Board and President
Paul I. Mansur................................        87,316         $  6.75-$19.50                (2)
  Chief Executive Officer
All current executive officers as a group (2
  persons)....................................       185,654         $  6.75-$19.50                (2)
All current directors who are not executive
  officers as a group (3 persons).............        62,000         $  6.75-$19.50                (2)
All employees as a group, other than executive
  officers and directors (305 persons)........       377,447         $  6.75-$19.50                (2)

---------------

(1) The closing sale price of the common stock as reported on the Nasdaq Small
    Cap Market on June 8, 2000 was $          per share. Value is calculated by
    multiplying (i) the difference between $          and the option exercise
    price by (ii) the number of shares of common stock underlying the option.
(2) The option exercise price exceeds $          and, accordingly, such options
    are "underwater." Options with an exercise price exceeding $          were
    "underwater" as of June 8, 2000.

WHAT IS THE RECOMMENDATION OF THE BOARD?

     The Board of Directors believes that it is in our best interests to increase the number of shares of common stock subject to grants of Awards under the incentive plan. Accordingly, the Board recommends that you vote to approve the amendment of the incentive plan as described above. Your proxy will be voted "for" approval of the amendment of the incentive plan unless you specify otherwise.

          PROPOSAL 3 -- APPROVAL OF A CHANGE OF THE COMPANY'S NAME TO
                          SYSTEMONE TECHNOLOGIES INC.

     On April 27, 2000, our Board of Directors approved, subject to shareholder approval, an amendment to Article I of our Articles of Incorporation to change our name to SystemOne Technologies Inc. This name change amendment, if approved by the shareholders, will be effective upon the filing of the amendment with the Florida Secretary of State. It is anticipated that such action will occur on or about July 15, 2000.

     The Board of Directors believes that the change in name will allow us to capitalize on the strong brand equity established through the manufacture and marketing of our SystemOne General Parts Washers, our primary business. Our Board of Directors believes that changing the Company's name to SystemOne Technologies Inc. will enable existing and potential customers to directly associate the Company's well-established SystemOne trademark with the Company.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE NAME CHANGE.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of KPMG Peat Marwick LLP served as our independent public accountants during 1999. Our Board of Directors has selected KPMG Peat Marwick LLP as our independent public accountants for 2000. One or more representatives of KPMG Peat Marwick LLP are expected to be present at the Annual Meeting and will be afforded the opportunity to make a statement if they so desire and to respond to appropriate shareholder questions.

                                 OTHER BUSINESS

     We know of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

                             SHAREHOLDER PROPOSALS

     Shareholders interested in presenting a proposal for consideration at our 2001 annual meeting of shareholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934 and our Bylaws. To be eligible for inclusion in our proxy statement and form of proxy relating to the meeting, shareholder proposals must be received by our Corporate
Secretary no later than           , 2001. Any shareholder proposal submitted
other than for inclusion in our proxy materials for that meeting must be
delivered to us no later than           , 2000, or such proposal will be
considered untimely. If a shareholder proposal is received after
               , 2000, we may vote in our discretion as to the proposal all of the shares for which we have received proxies for the 2001 annual meeting of shareholders.

                                          By Order of the Board of Directors,

                                          Pierre G. Mansur
                                          Chairman of the Board and President

Miami, Florida
June   , 2000

                                                                         ANNEX A

                             MANSUR INDUSTRIES INC.

             1996 EXECUTIVE INCENTIVE COMPENSATION PLAN, AS AMENDED

     1. Purpose. The purpose of this 1996 Executive Incentive Compensation Plan (the "Plan") is to assist Mansur Industries Inc. (the "Company") and its subsidiaries in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors and independent contractors enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company's stockholders, and providing such persons with annual and long term performance incentives to expend their maximum efforts in the creation of shareholder value. The Plan is also intended to qualify certain compensation awarded under the Plan for tax deductibility under Section 162(m) of the Code (as hereafter defined) to the extent deemed appropriate by the Committee (or any successor committee) of the Board of Directors of the Company.

     2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.

     (a) "Annual Incentive Award" means a conditional right granted to a Participant under Section 8(c) hereof to receive a cash payment, Stock or other Award, unless otherwise determined by the Committee, after the end of a specified fiscal year.

     (b) "Award" means any Option, SAR (including Limited SAR), Restricted Stock Deferred Stock, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, Performance Award or Annual Incentive Award, together with any other right or interest granted to a Participant under the Plan.

     (c) "Beneficiary" means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

     (d) "Beneficial Owner", "Beneficially Owning" and "Beneficial Ownership" shall have the meanings ascribed to such terms in Rule 13d-3 under the Exchange Act and any successor to such Rule.

     (e) "Board" means the Company's Board of Directors.

     (f) "Change in Control" means Change in Control as defined with related terms in Section 9 of the Plan.

     (g) "Change in Control Price" means the amount calculated in accordance with Section 9(c) of the Plan.

     (h) "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

     (i) "Committee" means a committee designated by the Board to administer the Plan; provided, however, that the Committee shall consist solely of at least two directors, each of whom shall be (i) a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act, unless administration of the Plan by "disinterested persons" is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, and (ii) an "outside director" as defined under Section 162(m) of the Code, unless administration of the Plan by "outside directors" is not then required in order to qualify for tax deductibility under Section 162(m) of the Code.

     (j) "Corporate Transaction" means a transaction as defined in Section 9(b) of the Plan.

     (k) "Covered Employee" means an Eligible Person who is a Covered Employee as specified in Section 8(e) of the Plan.

     (l) "Deferred Stock" means a right, granted to a Participant under Section 6(e) hereof, to receive Stock, cash or a combination thereof at the end of a specified deferral period.

     (m) "Director" means a member of the Board.

     (n) "Disability" means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

     (o) "Dividend Equivalent" means a right, granted to a Participant under
Section 6(g) hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

     (p) "Effective Date" means the effective date of the Plan, which shall be the date the Company consummates a registered initial public offering of its Stock.

     (q) "Eligible Person" means each executive officer of the Company (as defined under the Exchange Act) and other officers, Directors and employees of the Company or of any subsidiary, and independent contractors with the Company or any subsidiary. The foregoing notwithstanding, no Non-Employee Director shall be an Eligible Person for purposes of receiving any Awards under this Plan other than Formula Grants of Options granted under Section 6(b)(iv) of the Plan and Formula Grants of Restricted Stock granted under Section 6(d)(v) of the Plan, and no independent contractor shall be an Eligible Person for purposes of receiving any Awards other than Options under Section 6(b) of the Plan. An employee on leave of absence may be considered as still in the employ of the Company or a subsidiary for purposes of eligibility for participation in the Plan.

     (r) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

     (s) "Executive Officer" means an executive officer of the Company as defined under the Exchange Act.

     (t) "Fair Market Value" means the fair market value of Stock, Awards or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Stock on any business day shall be (i) if the Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of the Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Stock is quoted on the National Association of Securities Dealers Automated Quotations System, or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Stock on such system, or (iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low quotations for the Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked questions for the Stock on at least 5 of the 10 preceding days.

     (u) "Formula Grants" means the Formula Grant Options and Formula Grant Restricted Stock granted to Non-Employee Directors pursuant to Sections 6(b)(iv) and 6(d)(v) of the Plan.

     (v) "Incentive Stock Option" or "ISO" means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

     (w) "Incumbent Board" means the Board as defined in Section 9(b) of the Plan.

     (x) "Limited SAR" means a right granted to a Participant under Section 6(c) hereof.

     (y) "Non-Employee Director" shall mean a member of the Board who is not an employee of the Company or any subsidiary.

     (z) "Option" means a right granted to a Participant under Section 6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.

     (aa) "Other Stock-Based Awards" means Awards granted to a Participant under
Section 6(h) hereof.

     (bb) "Participant" means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

     (cc) "Performance Award" means a right, granted to a Eligible Person under
Section 8 hereof, to receive Awards based upon performance criteria specified by the Committee.

     (dd) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a "group" as defined in Section 13(d) thereof

     (ee) (intentionally omitted)

     (ff) "Restricted Stock" means Stock granted to a Participant under Section 6(d) hereof, that is subject to certain restrictions and to a risk of forfeiture.

     (gg) "Retire" or "Retirement" means termination of service as a Director after having attained at least age 62 and having served as a Director for at least 5 years, other than by reason of death, Disability or the Director's willful misconduct or negligence.

     (hh) "Rule 16b-3" and "Rule 16a-1(c)(3)" means Rule 16b-3 and Rule 16a-l(c)(3), as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under
Section 16 of the Exchange Act.

     (ii) "Stock" means the Company's Common Stock, and such other securities as may be substituted (or resubstituted) for Stock pursuant to Section 10(c) hereof.

     (jj) "Stock Appreciation Rights" or "SAR" means a right granted to a Participant under Section 6(c) hereof.

     3. Administration.

     (a) Authority of the Committee. The Plan shall be administered by the Committee. The Committee shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan.

     (b) Manner of Exercise of Committee Authority. The Committee shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its subsidiaries, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and stockholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any subsidiary, or committees thereof, the authority, subject to such terms as the Committee shall determine, (i) to perform administrative functions, (ii) with respect to Participants not subject to
Section 16 of the Exchange Act, to perform such other functions as the Committee may determine, and (iii) with respect to Participants subject to Section 16, to perform such other functions of the Committee as the Committee may determine to the extent performance of such functions will not result in the loss of an exemption under Rule 16b-3 otherwise available for transactions by such persons, in each case to the extent permitted under applicable law and subject to the requirements set forth in
Section 8(d). The Committee may appoint agents to assist it in administering the Plan.

     (c) Limitation of Liability. The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any executive officer, other officer or employee of the Company or a subsidiary, the Company's independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee and any officer or employee of the Company or a subsidiary acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

     4. Stock Subject to Plan.

     (a) Overall Number of Shares Subject to Awards. Subject to adjustment as provided in Section 10(c) hereof, the total number of shares of Stock that may be subject to the granting of Awards under the Plan at any point in time during the term of the Plan shall be 750,000.

     (b) Application of Limitations. The limitation contained in Section 4(a) shall apply not only to Awards that are settable by the delivery of shares of stock but also to Awards relating to shares of Stock but settable only in cash (such as cash-only SARs). The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.

     5. Eligibility; Per-Person Award Limitations.Awards may be granted under the Plan only to Eligible Persons. In each fiscal year during any part of which the Plan is in effect, an Eligible Person may not be granted Awards relating to more than 250,000 shares of Stock, subject to adjustment as provided in Section 10(c), under each of Sections 6(b), 6(c), 6(d), 6(e), 6(f), 6(g), 6(h), 8(b) and
8(c). In addition, the maximum amount that may be earned as a final Annual Incentive Award or other cash Award in any fiscal year by any one Participant shall be $1,000,000, and the maximum amount that may be earned as a final Performance Award or other cash Award in respect of a performance period by any one Participant shall be $5,000,000.

     6. Specific Terms of Awards.

     (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e) ), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make Sections relating to his or her Award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Florida law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

     (b) Options. The Committee is authorized to grant Options to Participants on the following terms and conditions

          (i) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not be less than the Fair Market Value of a share of Stock on the date of grant of such Option except as provided under Section 7(a) hereof.

          (ii) Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which

     Options shall cease to be or become exercisable following termination of employment or upon other conditions, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other plans of the Company or any subsidiary, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants.

          (iii) ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Section 422 of the Code, unless the Participant has first requested the change that will result in such disqualification.

          (iv) Formula Grants of Options to Non-Employee Directors. Subject to adjustment as provided in the first sentence of Section 10(c) hereof, each Non-Employee Director shall receive (A) on the date of his or her appointment as a Director of the Company, an Option to purchase 3,500 shares of Stock, and (B) each year, on the day the Company issues its earnings release for the prior fiscal year, an Option to purchase 3,500 shares of Stock. Options granted to Non-Employee Directors pursuant to this Section shall be for a term of 7 years and shall become exercisable at the rate of 33 1/3% per year commencing on the first anniversary of the date on which the Option is granted; provided, however, that the Options shall be fully exercisable in the event that, while serving as a Director, the Non-Employee Director dies, suffers a Disability, or Retires. The per share exercise price of all Options granted to Non-Employee Directors pursuant to this paragraph (iv) shall be equal to the Fair Market Value of a share of Stock on the date such Option is granted. Unless otherwise extended in the sole discretion of the Committee, the unexercised portion of any Option granted pursuant to this paragraph (iv) shall become null and void (V) three months after the date on which such Non-Employee Director ceases to be a Director of the Company for any reason other than the Non-Employee Director's willful misconduct or negligence, Disability, death or Retirement, (W) immediately in the event of the Non-Employee Director's willful misconduct or negligence, (X) one year after the Non-Employee Director ceases to be a Director by reason of his Disability, (Y) at the expiration of its original term, if the Non-Employee Director ceases to be a Director by reason of his Retirement, and (Z) twelve months after the date of the Non-Employee Director's death in the event that such death occurs prior to the time the Option otherwise would become null and void pursuant to this sentence.

     (c) Stock Appreciation Rights. The Committee is authorized to grant SAR's to Participants on the following terms and conditions:

          (i) Right to Payment. A SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of stock on the date of exercise (or, in the case of a "Limited SAR", the Fair Market Value determined by reference to the Change in Control Price, as defined under Section 9(c) hereof), over
     (B) the grant price of the SAR as determined by the Committee. The grant price of an SAR shall not be less than the Fair Market Value of a share of Stock on the date of grant except as provided under Section 7(a) hereof.

          (ii) Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of employment or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised in connection with a Change in Control or other event as specified by the Committee may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine. SARs and Limited SARs may be either freestanding or in tandem with other Awards.

     (d) Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

          (i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. In no event shall the restricted period be less than three years unless the Restricted Stock is subject to performance conditions in accordance with Section 8 of this Plan, in which case the restricted period shall not be less than one year. Except to the extent restricted under the terms of the Plan and any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the restricted period applicable to the Restricted Stock, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

          (ii) Forfeiture. Except as otherwise determined by the Committee at the time of the Award, upon termination of a Participant's employment during the applicable restriction period, the Participant's Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes.

          (iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

          (iv) Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee may require that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

          (v) Formula Grants of Restricted Stock to Non-Employee
     Directors.  (intentionally omitted)

     (e) Deferred Stock. The Committee is authorized to grant Deferred Stock to Participants, which are rights to receive Stock, cash, or a combination thereof at the end of a specified deferral period, subject to the following terms and conditions:

          (i) Award and Restrictions. Satisfaction of an Award of Deferred Stock shall occur upon expiration of the deferral period specified for such Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. In no event shall an Award of Deferred Stock payable in Stock have a deferral period of less than three years unless the Award is subject to performance conditions in accordance with
     Section 8 of the Plan, in which case the deferral period shall be for not less than one year. Deferred Stock may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of shares of Stock covered by the Deferred Stock, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of an Award of Deferred Stock, an Award of Deferred Stock carries no voting or dividend or other rights associated with share ownership.

          (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant's employment during the applicable deferral period thereof to which forfeiture conditions apply (as provided in the Award agreement evidencing the Deferred Stock), the Participant's Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Deferred Stock.

          (iii) Dividend Equivalents. Unless otherwise determined by the Committee at date of grant, Dividend Equivalents on the specified number of shares of Stock covered by an Award of Deferred Stock shall be either (A) paid with respect to such Deferred Stock at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect.

     (f) Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

     (g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to a Participant entitling the Participant to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

     (h) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries or business units. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h).

     7. Certain Provisions Applicable to Awards.

     (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any subsidiary, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price "discounted" by the amount of the cash compensation surrendered).

     (b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or SAR exceed a period of ten years (or such shorter term as may be required in respect of an ISO under Section 422 of the Code).

     (c) Form and Timing of Pavement Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award agreement, payments to be made by the Company or a subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee (subject to Section 10(e) of the Plan) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

     (d) Exemptions from Section 16(b) Liability. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-l(c)(3) to the extent necessary to ensure that neither the grant of any Awards to nor other transaction by a Participant who is subject to
Section 16 of the Exchange Act is subject to liability under Section 16(b) thereof (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 or Rule 16a-l(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-l(c)(3) so that such Participant shall avoid liability under Section 16(b). In addition, the purchase price of any Award conferring a right to purchase Stock shall be not less than any specified percentage of the Fair Market Value of Stock at the date of grant of the Award then required in order to comply with Rule 16b-3.

     8. Performance and Annual Incentive Awards.

     (a) Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Sections 8(b) and 8(c) hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m).

     (b) Performance Awards Granted to Designated Covered Employees. If and to the extent that the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(b).

          (i) Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 8(b). Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

          (ii) Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500 Stock Index or the S&P Specialty Retailer Index; (3) net income; (4) pretax earnings; (5) earnings before interest expense, taxes, depreciation and amortization; (6) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (7) operating margin; (8) earnings per share; (9) growth in earnings per share;
     (10) return on equity; (11) return on capital; (12) return on investment;
     (13) operating earnings; (14) working capital or inventory; and (15) ratio of debt to stockholders' equity. One or more of the foregoing business criteria shall also be exclusively used in establishing performance goals for Annual Incentive Awards granted to a Covered Employee under Section 8(c) hereof.

          (iii) Performance Period; Timing For Establishing Performance
     Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code Section 162(m).

          (iv) Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

          (v) Settlement of Performance Awards; Other Terms. Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

     (c) Annual Incentive Awards Granted to Designated Covered Employees. If and to the extent that the Committee determines that an Annual Incentive Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Annual Incentive Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(c).

          (i) Annual Incentive Award Pool. The Committee may establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Annual Incentive Awards. The amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with
     Section 8(b)(iii) hereof. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

          (ii) Potential Annual Incentive Awards. Not later than the end of the 90th day of each fiscal year, or at such other date as may be required or permitted in the case of Awards intended to be "performance-based compensation" under Code Section 162(m), the Committee shall determine the Eligible Persons who will potentially receive Annual Incentive Awards, and the amounts potentially payable thereunder, for that fiscal year, either out of an Annual Incentive Award pool established by such date under
     Section 8(c)(i) hereof or as individual Annual Incentive Awards. In the case of individual Annual Incentive Awards intended to qualify under Code
     Section 162(m), the amount potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof in the given performance year, as specified by the Committee; in other cases, such amount shall be based on such criteria as shall be established by the Committee. In all cases, the maximum Annual Incentive Award of any Participant shall be subject to the limitation set forth in Section 5 hereof.

          (iii) Payout of Annual Incentive Awards. After the end of each fiscal year, the Committee shall determine the amount, if any, of (A) the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Award payable to each Participant in the Annual Incentive Award pool, or
     (B) the amount of potential Annual Incentive Award otherwise payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as a final Annual Incentive Award shall be reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no final Award whatsoever. The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a fiscal year or settlement of such Annual Incentive Award.

     (d) Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 8(b), and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards under Section 8(c), shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). The Committee may not delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.

     (e) Status of Section 8(b) and Section 8(c) Awards Under Code Section 162(m). It is the intent of the Company that Performance Awards and Annual Incentive Awards under Section 8(b) and 8(c) hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Sections 8(b), (c), (d) and (e), including the definitions of

Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

     9. Change in Control.

     (a) Effect of "Change in Control." In the event of a "Change in Control," as defined in Section 9(b), the following provisions shall apply:

          (i) Any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested as of the time of the Change in Control and shall remain exercisable and vested for the balance of the stated term of such Award without regard to any termination of employment by the Participant, subject only to applicable restrictions set forth in Section 10(a) hereof;

          (ii) Any optionee who holds an Option shall be entitled to elect, during the 60-day period immediately following a Change in Control, in lieu of acquiring the shares of Stock covered by such Option, to receive, and the Company shall be obligated to pay, in cash the excess of the Change in Control Price over the exercise price of such Option, multiplied by the number of shares of Stock covered by such Option; provided, however, that no optionee who is subject to Section 16 with respect to the Company at the time of the Change in Control shall be entitled to make such an election if the acquisition of the right to make such election would represent a non-exempt purchase under Section 16(b) by such optionee;

          (iii) Limited SARs (and other SARs if so provided by their terms) shall become exercisable for amounts, in cash, determined by reference to the Change in Control Price.

          (iv) The restrictions, deferral of settlement, and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof; and

          (v) With respect to any such outstanding Award subject to achievement of performance goals and conditions under the Plan, such performance goals and other conditions will be deemed to be met if and to the extent so provided by the Committee in the Award agreement relating to such Award.

     (b) Definition of "Change in Control" A "Change in Control" shall be deemed to have occurred upon:

          (i) An acquisition by any Person of Beneficial Ownership of the shares of Common Stock of the Company then outstanding (the "Company Common Stock Outstanding") or the voting securities of the Company then outstanding entitled to vote generally in the election of directors (the "Company Voting Securities Outstanding") if such acquisition of Beneficial Ownership results in the Person's Beneficially Owning 25% or more of the Company Common Stock outstanding or 25% or more of the combined voting power of the Company Voting Securities Outstanding; or

          (ii) The approval by the stockholders of the Company of a reorganization, merger, consolidation, complete liquidation or dissolution of the Company, sale or disposition of all or substantially all of the assets of the Company, or similar corporate transaction (in each case referred to in this Section 9(b) as a "Corporate Transaction") or, if consummation of such Corporate Transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly); provided, however, that any merger, consolidation, sale, disposition or other similar transaction to or with one or more Participants or entities controlled by one or more Participants shall not constitute a Corporate Transaction in respect of such Participant(s); or

          (iii) A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 9(b), that any individual who becomes a member of the Board subsequent to the Effective Date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; and, provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest subject to Rule 14a-11 of Regulation 14A under the Exchange Act, including any successor to such Rule, or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall in no event be considered as a member of the Incumbent Board.

     Notwithstanding the provisions set forth in subparagraphs (i) and (ii) of this Section 9(b), the following shall not constitute a Change in Control for purposes of the Plan: (1) any acquisition by or consummation of a Corporate Transaction with any entity that was a subsidiary of the Company immediately prior to the transaction or an employee benefit plan (or related trust) sponsored or maintained by the Company or an entity that was a subsidiary of the Company immediately prior to the transaction if, immediately after such transaction (including consummation of all related transactions, the surviving entity is controlled by no Person other than such subsidiary, employee benefit plan (or related trust) and/or other Persons who controlled the Company immediately prior to such transaction; or (2) any acquisition or consummation of a Corporate Transaction following which more than 50% of, respectively, the shares then outstanding of common stock of the corporation resulting from such acquisition or Corporate Transaction and the combined voting power of the voting securities then outstanding of such corporation entitled to vote generally in the election of directors is then Beneficially Owned, directly or indirectly, by all or substantially all of the individuals and entities who were Beneficial Owners, respectively, of the Company Common Stock Outstanding and Company Voting Securities Outstanding immediately prior to such acquisition or Corporate Transaction in substantially the same proportions as their ownership, immediately prior to such acquisition or Corporate Transaction, of the Company Common Stock Outstanding and Company Voting Securities Outstanding, as the case may be.

     (c) Definition of "Change in Control Price." The "Change in Control Price" means an amount in cash equal to the higher of (i) the amount of cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any Corporate Transaction triggering the Change in Control under Section 9(b)(ii) hereof or any liquidation of shares following a sale of substantially all assets of the Company, or (ii) the highest Fair Market Value per share at any time during the 60-day period preceding and 60-day period following the Change in Control.

     10. General Provisions.

     (a) Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. The foregoing notwithstanding, in connection with a Change in Control, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Change in Control.

     (b) Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan, including any Award or right which constitutes a derivative security as generally defined in Rule 16a-l(c) under the Exchange Act, shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a subsidiary), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers and exercises are permitted by the Committee pursuant to the express terms of an Award agreement (subject to any terms and conditions which the Committee may impose thereon, and further subject to any prohibitions or restrictions on such transfers pursuant to Rule 16b-3). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

     (c) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, (ii) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5 hereof, (iii) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards and (iv) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals, and Annual Incentive Awards and any Annual Incentive Award pool or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, any subsidiary or any business unit, or the financial statements of the Company or any subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, SARs, Performance Awards granted under
Section 8(b) hereof or Annual Incentive Awards granted under Section 8(c) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as "performance-based compensation" under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder.

     (d) Taxes. The Company and any subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

     (e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of stockholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company's stockholders not later than the annual meeting next following such Board action if such amendment represents a material change to the Plan or such stockholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m) ) or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee action may materially and adversely affect the rights of such Participant under such Award. Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interest accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee may modify or adjust the right so that pooling of interest accounting shall be available, including the substitution of Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interest accounting. Notwithstanding anything hereto to the contrary, the provisions of Section 6(b)(iv) and Section 6(d)(v) of this Plan which govern formula grants of Options and Restricted Stock to Non-Employee Directors, shall not be amended more than once every six months other than to comport with changes to the Code or the rules promulgated thereunder or the Employee Retirement Income Security Act of 1974, as amended, or the rules promulgated thereunder, or with rules promulgated by the Securities and Exchange Commission, unless such limit on amendments is not required under Rule 16b-3 or other applicable law.

     (f) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ of the Company or a subsidiary; (ii) interfering in any way with the right of the Company or a subsidiary to terminate any Eligible Person's or Participant's employment at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

     (g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company's obligations under the Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

     (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Code Section 162(m).

     (i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

     (j) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award agreement shall be determined in accordance with the laws of the State of Florida without giving effect to principles of conflicts of laws, and applicable federal law.

     (k) Awards Under Preexisting Plans. Upon approval of the Plan by stock-holders of the Company, as required under Section 10(1) hereof, no further Awards shall be granted under any Preexisting Plan.

     (l) Plan Effective Date and Stockholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Section 162(m) and 422, Rule 16b-3 under the Exchange Act, applicable NASDAQ requirements, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to stockholder approval, but may not be exercised or otherwise settled in the event stockholder approval is not obtained. The Plan shall terminate at such time as no shares of Common Stock remain available for issuance under the Plan and the Company has no further rights or obligations with respect to outstanding Awards under the Plan.

     (m) Agreement with Underwriter. The Company will agree with the Underwriter of the Company's initial public offering that for a 13-month period immediately following the effective date of this Plan, the Company will not, without the consent of the Underwriter, adopt or propose to adopt any plan or arrangement permitting the grant, issue or sale of any shares of its Common Stock or issue, sell or offer for sale any of its Common Stock, or grant any option for its Common Stock which shall: (x) have an exercise price per share of Common Stock less than (a) the initial public offering price of the Common Stock offered in this Prospectus or (b) the fair market value of the Common Stock on the date of grant; or (y) be granted to any direct or indirect beneficial holder of more than 10% of the issued and outstanding Common Stock of the Company. No option or other right to acquire Common Stock granted, issued or sold during the 13-month period immediately following the effective date of this Plan shall permit (a) the payment with any form of consideration other than cash, (b) payment of less than the full purchase or exercise price for such shares of Common Stock or other securities of the Company on or before the date of issuance, or (c) the existence of stock appreciation rights, phantom options or similar arrangements.

                             MANSUR INDUSTRIES INC.
                        8305 N.W. 27TH STREET, SUITE 107
                              MIAMI, FLORIDA 33122

     THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

   The undersigned holder of capital stock of Mansur Industries Inc., a Florida corporation (the "Company"), hereby appoints Paul I. Mansur and Pierre G. Mansur, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated below, all of the shares of (i) common stock, par value $.001 per share (the "Common Stock"), Series B Convertible Preferred Stock, par value $1.00 per share, (ii) Series C Convertible Preferred Stock, par value $1.00 per share and/or (iii) Series D Convertible Preferred Stock, par value $1.00 per share of the Company that the undersigned is entitled to vote at the 2000 Annual Meeting of Shareholders of the Company, to be held on
       , June  , 2000 at 10:00 a.m., local time, at        , Miami, Florida, and
at any adjournment(s) or postponement(s) thereof.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL THE DIRECTOR NOMINEES LISTED IN PROPOSAL (1) BELOW AND "FOR" PROPOSAL (2) BELOW.

PROPOSAL 1. ELECTION OF PIERRE G. MANSUR, PAUL I. MANSUR, RONALD J. KORN, PAUL
            A. BIDDELMAN AND KENNETH C. LEUNG AS DIRECTORS OF THE COMPANY.

            [ ] VOTE FOR all nominees listed above, except vote withheld from the following nominee(s) (if any).

         -----------------------------------------------------------------------

            [ ] VOTE WITHHELD from all nominees.

PROPOSAL 2. APPROVAL AND RATIFICATION OF THE AMENDMENT OF THE COMPANY'S 1996
            EXECUTIVE INCENTIVE COMPENSATION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE PURSUANT TO GRANTS OF AWARDS UNDER SUCH PLAN FROM 475,000 SHARES TO 750,000 SHARES.

            [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

PROPOSAL 3. APPROVAL OF AN AMENDMENT OF THE ARTICLES OF INCORPORATION TO CHANGE
            THE COMPANY'S NAME TO "SYSTEMONE TECHNOLOGIES INC."

            [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the 2000 Annual Meeting of Shareholders, and any adjournments or postponements thereof.
                                        Continued and to be signed on other side

Continued from other side

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS.

The undersigned hereby acknowledges receipt of (i) the Notice of 2000 Annual Meeting of Shareholders and (ii) the Proxy Statement and (iii) the Company's 1999 Annual Report to Shareholders.

                                             Dated:                       , 2000
                                                   -----------------------

                                             -----------------------------------
                                                         (Signature)

                                             -----------------------------------
                                                 (Signature if held jointly)

                                             IMPORTANT: Please sign exactly as
                                             your name appears hereon and mail
                                             it promptly even though you may
                                             plan to attend the meeting. When
                                             shares are held by joint tenants,
                                             both should sign. When signing as
                                             attorney, executor, administrator,
                                             trustee or guardian, please give
                                             full title as such. If a
                                             corporation, please sign in full
                                             corporate name by president or
                                             other authorized officer. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.

    PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY RETURN IT IN THE
                               ENVELOPE PROVIDED.
            NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.